SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)

                           INFORMATION REQUIRED IN
                               PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          SECOM GENERAL CORPORATION
               (Name of Registrant as Specified In Its Charter)

                       ____________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
        ______________________________________________________________________
    (2) Aggregate number of securities to which transaction applies:
        ______________________________________________________________________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ______________________________________________________________________
    (4) Proposed maximum aggregate value of transaction:
        ______________________________________________________________________
    (5) Total fee paid:
        ______________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid: _______________________________________________
    2) Form, Schedule or Registration Statement No.: _________________________
    3) Filing Party: _________________________________________________________
    4) Date Filed: ___________________________________________________________

                                    NOTICE

                      [ Secom General Corporation Logo ]

                         ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 19, 1998

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Secom General Corporation ("Secom" or the "Company"), a Delaware corporation, will be held at 10:00 a.m., Eastern Standard Time, on Thursday, March 19, 1998 at the Novi Double Tree Hotel, 27000 Sheraton Drive, Novi, Michigan 48377, to consider and act upon the following items of business:

1. Election of the Board of Directors for a one year term;

2. Such other business as may properly come before the Meeting or any adjournment thereof.

      All of the above matters are more fully described in the accompanying Proxy Statement. Only record holders of Common Stock at the close of business on January 19, 1998 are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof. A list of all stockholders as of January 19, 1998 will be open for inspection at the Annual Meeting.

                                        By Order of the Board of Directors,

                                        /s/ David J. Marczak
                                        ---------------------
                                            David J. Marczak
                                            Secretary

      All stockholders are invited to attend the Meeting. If you are unable to attend, please complete, date, sign and mail the enclosed Proxy Card promptly so that your shares may be represented at this meeting and to ensure a quorum. No postage is required if mailed in the United States using the accompanying envelope. If you attend the meeting, you may withdraw your Proxy and vote your shares. Proxies can also be revoked by submitting a new proxy with a later date or by delivering written instructions to the Secretary of Secom.

      When completing your Proxy Card, please sign your name as it appears printed. If signing as attorney, executor, administrator, trustee or guardian, please give your full title. A Proxy executed by a corporation must be signed by an authorized officer.

Novi, Michigan
January 28, 1998

                       [ Secom General Corporation Logo ]

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

      The enclosed Proxy is solicited by the Board of Directors (the "Board") of the Company for purposes set forth in this Notice for Annual Meeting of Stockholders (the "Meeting"). The solicitation is being made by mail and the Company may also use its officers and regular employees to solicit proxies from stockholders either in person or by telephone, facsimile or letter without additional compensation. The Company will pay the cost for solicitation, which represents the amounts normally expended relating to an uncontested election of directors. Such costs normally include charges from brokers and other custodians, nominees and fiduciaries for the distribution of proxy materials to the beneficial owners of Common Stock.

      The Common Stock of the Company is the only outstanding class of voting securities. Each stockholder of record at the close of business on January 19, 1998 (the "record date") is entitled to vote at the Meeting. As of the close of business on the record date, there were 5,340,400 shares of Common Stock outstanding. Each share is entitled to one vote on each of the matters to come before the Meeting and is not entitled to cumulative voting rights. A majority of the outstanding shares of Common Stock will constitute a quorum for the Meeting.

      Proxies returned to the Company or its transfer agent, American Stock Transfer and Trust Company, and properly executed will be voted in accordance with stockholders' instructions. Stockholders specify their choices by appropriately marking the enclosed Proxy card. Any Proxy which is not revoked and which does not otherwise indicate a preference will be voted in favor of the nominees for director as set forth herein. The enclosed Proxy enables stockholders to withhold their votes for any director and to abstain from voting on any matter other than the election of directors. The Proxies also give the Board discretionary authority to vote the shares represented thereby on any matter which was not known as of the date of this Proxy Statement and is properly presented for action at the Meeting.

      The execution of a Proxy will in no way affect a stockholder's right to attend the Annual Meeting and vote in person. Stockholders have the right to revoke their Proxies prior to the Annual Meeting by giving notice to the Company's Secretary at the executive office of Secom. Stockholders may also revoke a previously submitted proxy at the Annual Meeting by giving notice to the Company's Secretary at the meeting.

      For convenience in voting your shares on the enclosed proxy card, we have enclosed a postage-paid return envelope to the Company's transfer agent, American Stock Transfer and Trust Co., who will assist in tabulating the stockholder vote. Secom's mailing address is 46035 Grand River Avenue, Novi, Michigan 48374, its telephone number is (248) 305-9410 and facsimile number is (248) 347-2829.

      The approximate mailing date of this Proxy Statement and related proxy materials is February 2, 1998.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information with respect to those persons who are known by management of the Company to have been a beneficial owner of more than five (5%) percent of the Company's outstanding Common stock as of the January 19, 1998 record date.

                   Name and Address                     Amount and Nature of    Percent
                 of Beneficial Owner                    Beneficial Ownership     Owned
                 -------------------                    --------------------   ---------
Manubusiness Opportunities, Inc.
c/o 24417 Groesbeck Highway
Warren, Michigan 48089 ..............................         1,830,428(1)       33.04%

John Cocke
46657 Arboretum
Plymouth, Michigan 48170 ............................           454,376           8.50%

Secom General Corporation 401(k) Plan
26600 Heyn Drive
Novi, Michigan 48374-0705 ...........................           411,555(2)        7.70%

----------------
(1) Three stockholders of Manubusiness Opportunities, Inc. ("MOI"), Gregory Adamczyk, Rocco Pollifrone and Orville K. Thompson, are Directors of Secom. MOI's shares include (i) 1,630,428 shares owned directly, and (ii) 200,000 shares of which MOI has options exercisable within 60 days.

(2) Participants of the Company's 401(k) Plan can vote their pro rata portion of the shares owned by the Plan. Shares not voted by participants may be voted by the Plan's trustee, David J. Marczak, who is also a Director. Shares owned by the 401(k) Plan for the account of persons who are not officers or directors are not included in the shares as shown beneficially owned by Mr. Marczak or by all directors and officers as a group. Of the shares owned by the Company's (401(k) Plan, approximately 30,000 are owned for the account of officers and directors and are treated as being owned directly. See "Security Ownership of Management."

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth information with respect to the beneficial ownership of shares of the Company's Common stock by the present Directors and executive officers of the Company.

                                                            Number of Shares
                                                        Beneficially Owned as of    Percent
                         Name                             January 19, 1998 (1)     Owned (2)
                         ----                           ------------------------   ---------
Robert A. Clemente ..................................         133,624(3),(4)          2.50%
Gregory Adamczyk ....................................         360,594(3),(5)          6.51%
Rocco Pollifrone ....................................         146,434(3),(6)          2.64%
Orville K. Thompson .................................       1,157,168(3),(7)         20.27%
Richard Thompson ....................................          19,412(3),(8)           *
David J. Marczak ....................................          20,176(3),(9)           *
Martin J. Eidemiller ................................          34,480(10)              *
Current Directors and Officers
  as a Group (totaling 7) ...........................       1,837,688(11)            33.03%

----------------
*Less than 1% of the outstanding shares.

 (1) To the best of the Company's knowledge based on information reported by the Directors or executive officers or contained in the Company's stockholder records. For the purposes of this table, shares indicated as being beneficially owned include shares for which the person has the direct or indirect: (i) voting power, which includes the power to vote or to direct the

                                      2


     voting, and/or (ii) investment power, which includes the power to dispose or to direct the disposition, of the shares of Common Stock indicated. Unless otherwise indicated, the beneficial owner has sole investment and voting power. Shares indicated as being beneficially owned also include shares not presently outstanding but which are subject to exercise within 60 days through options, warrants, rights or conversion privileges.


 (2) For the purpose of computing the percentage of the outstanding shares beneficially owned by a stockholder, any shares issuable to such persons under stock options exercisable within 60 days are deemed to be outstanding securities of the class owned by the stockholder but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

 (3) A director of the Company. The address for all directors is c/o Secom General Corporation, 46035 Grand River Avenue, Novi, Michigan 48374.

 (4) Includes (a) 45,000 shares which Mr. Clemente has the right to acquire within 60 days pursuant to the exercise of stock options, and (b) 34,200 shares owned by Career Opportunities, a partnership of which Mr. Clemente and Mr. Orville (Ken) Thompson are general partners.

 (5) Includes 360,594 shares which represent 19.7% of the (a) 1,630,428 shares that are beneficially owned by MOI; and (b) 200,000 shares of which MOI has options exercisable within 60 days, as Mr. Adamczyk owns 19.7% of the Common Stock of MOI. See "Principal Stockholders -- Manubusiness Opportunities, Inc."

 (6) Includes 146,434 shares which represent 8% of the (a) 1,630,428 shares that are beneficially owned by MOI; and (b) 200,000 shares of which MOI has options exercisable within 60 days, as Mr. Pollifrone owns 8% of the Common Stock of MOI. See "Principal Stockholders -- Manubusiness Opportunities, Inc."

 (7) Includes (a) 34,200 shares owned by Career Opportunities of which Mr. Thompson and Mr. Clemente are general partners, and (b) 1,122,968 shares which represent 61.35% of the (i) 1,630,428 shares that are beneficially owned by MOI, and(ii) 200,000 shares of which MOI has options exercisable within 60 days, as Mr. Thompson owns 61.35% of the Common Stock of MOI. See "Principal Stockholders -- Manubusiness Opportunities, Inc."

 (8) Does not include 16,588 shares of Common Stock which are owned by Mr. Thompson's sister under the Michigan Uniform Gifts to Minors Act. Although Mr. Thompson is the custodian pursuant to such gift, he does not exercise the power to vote such shares and disclaims beneficial ownership of such shares.

 (9) Includes 10,000 shares of Common Stock which Mr. Marczak has the right to acquire within 60 days pursuant to the exercise of stock options.
     Does not include the 411,555 shares of Common Stock held in the Company's 401(k) Plan of which Mr. Marczak serves as Trustee for such Plan. See "Principal Stockholders -- Secom General Corporation 401(k) Plan."

(10) Includes 10,000 shares of Common Stock which Mr. Eidemiller has the right to acquire within 60 days pursuant to the exercise of stock options.

(11) Shares shown as beneficially owned by more than one Director or officer are included only once in the total.


                             ELECTION OF DIRECTORS

      Six Directors will be elected to the Board at the Annual Meeting, each to hold office until the next Annual Meeting of Stockholders or until a successor is elected and qualified. Unless authority is withheld on the attached form of proxy card, all Proxies will be voted for the election of the nominees set forth below to serve as Directors.

      The six persons nominated have agreed to serve if elected. In the event that a nominee is unable to serve or will not serve as a Director and such fact is known by the Company at the Annual Meeting, then all Proxies may be voted by the Board at the Annual Meeting for any other person duly nominated for that open position.

      The following table sets forth certain information regarding management's nominees for election to the Board of Directors. All of the nominees are currently Directors of the Company and were elected at the 1997 Annual Meeting.

                     Name and Age                                  Position and Principal Occupation
                     ------------                                  ---------------------------------
Robert A. Clemente, 44 ..............................   President, Chief Executive Officer and Director of
                                                        the Company since December 1993 and Chairman since
                                                        December 1994. Mr. Clemente is an attorney and
                                                        certified public accountant and, since January 1997,
                                                        Of Counsel to the law firm of Munro & Munro, PC, Troy,
                                                        Michigan. From December 1993 to December 1996, Mr.
                                                        Clemente was Of Counsel to the law firm of Hardy,
                                                        Lewis and Page, PC, Birmingham, Michigan, where Mr.
                                                        Clemente practiced law for the 12 years prior to
                                                        joining the Company, specializing in corporate,
                                                        commercial and tax law.

Gregory Adamczyk, 42 ................................   Director of the Company since December 1993.
                                                        President and owner of Future Planning Corp. since
                                                        December 1980, Mr. Adamczyk is also Chairman,
                                                        Director and founder of Forward Planning Corp. Both
                                                        Future Planning Corp. and Forward Planning Corp. are
                                                        based in Livonia and specialize in manufacturing
                                                        engineering, primarily for automotive factories.

Rocco Pollifrone, 40 ................................   Director of the Company since December 1993. Mr.
                                                        Pollifrone is President and Chief Executive Officer
                                                        of Forward Planning Corp. and has been employed there
                                                        or with affiliated companies for over 10 years in
                                                        various management positions.

Orville (Ken) Thompson, 49 ..........................   Director of the Company since December 1993. Mr.
                                                        Thompson has been the President and owner of MST
                                                        Steel Corp., based in Warren, Michigan for over 15
                                                        years. MST Steel Corp. is a steel service center that
                                                        warehouses, processes and sells flat-rolled steel,
                                                        primarily for the automotive industry.

Richard Thompson, 29 ................................   Director of the Company since December 1993. Mr.
                                                        Thompson has been a Vice President of MST Steel Corp.
                                                        since 1991.

David J. Marczak, 37 ................................   Director of the Company since April 1994, Treasurer
                                                        and Chief Financial Officer of the Company since 1990
                                                        and Secretary since 1987. Mr. Marczak previously
                                                        served as a Director of the Company from April 1989
                                                        to July 1989 and from March 1991 until December 1993.

Certain Information Regarding the Nominees

      Ken Thompson, Director, is the father of Richard Thompson, Director. There are no other family relationships among the Directors and Officers listed above.

Directors' Committees and Meetings

      During the fiscal year ended September 30, 1997, the Board held four
(4) meetings and all Directors attended those meetings. The Board has an Audit Committee and a Compensation and Remuneration Committee.

      The Audit Committee, which met four (4) times last year, is responsible for recommending to the Board of Directors the selection of the independent public accountants; approving the scope and nature of services provided by the independent public accountants; reviewing the results of the annual audit with the independent accountants; and evaluating their independence. The current members of the Audit Committee are Robert A. Clemente, Gregory Adamczyk and Rocco Pollifrone.

      The Compensation Committee, which held four (4) meetings last year, reviews the performance of and determines the salary levels and other compensation arrangements for the Company's executive officers and its subsidiaries. The current members of the Compensation Committee are Gregory Adamczyk and Rocco Pollifrone.

      During fiscal 1997, members of the Board were not compensated for their service or attendance at Board meetings.

                               EXECUTIVE OFFICERS

      The executive officers shown below currently serve in the capacities indicated. Each executive officer holds his position until his successor is appointed or his death, resignation or removal by the Board.

                     Name and Age                                  Position and Principal Occupation
                     ------------                                  ---------------------------------
Robert A. Clemente, 44 ..............................   President and Chief Executive Officer. Please see
                                                        "Election of Directors -- Robert A. Clemente."

Martin J. Eidemiller, 40 ............................   Vice President of the Company's Tooling Group since
                                                        1994. Mr. Eidemiller has been engaged in various
                                                        management positions with the Company for over five
                                                        (5) years.

David J. Marczak, 37 ................................   Chief Financial Officer, Secretary, and Treasurer.
                                                        Please see "Election of Directors -- David J.
                                                        Marczak."

                             EXECUTIVE COMPENSATION

Summary of Compensation

      The following summary compensation table sets forth information concerning cash and non-cash compensation for services in all capacities awarded to, earned by or paid during the last three fiscal years to the Company's Chief Executive Officer and officers whose cash compensation exceeded One Hundred Thousand ($100,000) Dollars in any such fiscal year.

                           Summary Compensation Table

                                                                                       Long-Term
                                                                                      Compensation
                                                                Annual Compensation      Awards
                                                                -------------------   ------------
                                                                                       Securities
                                                                                       Underlying     All Other
           Name                  Principal Position      Year    Salary     Bonus      Options (#)  Compensation
           ----                  ------------------      ----    ------     -----     ------------  ------------
Robert A. Clemente  .......   Chairman of the Board      1997   $150,000        --         --             --
                              Chief Executive Officer,   1996    150,000        --         --             --
                              President, Director        1995    120,137        --         --             --

Martin J. Eidemiller  .....   Vice President --          1997   $110,000   $30,000         --             --
                              Tooling Group              1996    107,501    30,000         --             --
                                                         1995    102,000    35,000         --             --

David J. Marczak  .........   Chief Financial Officer,   1997   $ 90,000   $ 5,000         --             --
                              Secretary Treasurer        1996     88,750    20,000         --
                                                         1995     80,000    15,000         --             --

               Aggregated Option Exercises In Last Fiscal Year
                      And Fiscal Year-End Option Values

      The following table provides information on option exercises in fiscal 1997 by the Named Executive Officers and the value of such officers' unexercised options at September 30, 1997.

                                                          Number of Securities
                                                         Underlying Unexercised         Value of Unexercised
                                                               Options at              In-the-Money Options at
                                Shares                     Fiscal Year End (#)           Fiscal Year End ($)
                               Acquired      Value     ---------------------------   ---------------------------
           Name               On Exercise   Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
           ----               -----------   --------   -----------   -------------   -----------   -------------
Robert A. Clemente  .......       --           --        45,000         180,000        $19,800       $ 79,200
Martin J. Eidemiller  .....       --           --        10,000          40,000        $ 4,400       $ 17,600
David J. Marczak  .........       --           --        10,000          40,000        $ 4,400       $ 17,600

Compensation Pursuant to Stock Options

      During fiscal 1997, no options were awarded to any of the Company's executive officers.

1991 Non-Qualified Stock Option Plan

      On August 1, 1991, Secom's Board adopted a non-qualified stock option plan (the "1991 Plan"). The 1991 Plan authorizes the Board to grant stock options for a maximum total of 400,000 shares of Common Stock to those employees of Secom and its subsidiaries, including officers and directors, who have performed well in their capacities and who have potential for assuming higher levels of responsibility with Secom. The 1991 Plan is administered by the Board, which determines the persons who are to receive options and the terms of the options granted under the 1991 Plan. The option price of all options granted under the 1991 Plan shall not be less than the fair market value of the Common Stock at the date of grant. Under the 1991 Plan, options may be granted only during the recipient's employment, and must be exercised within a period fixed by the Board, which may not exceed ten
(10) years from the date of grant unless earlier terminated as a result of the termination of the recipient's employment. However, if the recipient's employment is terminated as a result of death, total and permanent disability, retirement after age 65 or other reasons approved by the Board, those options may be exercised for specified periods up to 12 months after that termination. Options granted under the 1991 Plan may not be transferred except by reason of death. The 1991 Plan provides that the Board may establish a vesting schedule with respect to any options granted under the 1991 Plan which would limit the exercisability of those options and/or the sale or transfer of any shares purchased upon exercise of those options.

      As of January 19, 1998, stock options for 488,300 shares were outstanding to employees, including certain officers, pursuant to the 1991 Plan. During fiscal 1997, options to purchase shares of Common Stock were not awarded to any of the Company's executive officers.

Board Compensation Committee Report on Executive Compensation

      The Compensation Committee (the "Committee") was established as a standing committee of the Board in August 1992. Its purpose is to annually fix the salaries of the Chief Executive Officer and other Executive Officers of the Company, determine periodic bonuses and stock options for such executives, and administer other programs that would provide compensation to such executives. Rocco Pollifrone, Robert Clemente and Gregory Adamczyk were appointed to the Compensation Committee in March 1997. Mr. Clemente resigned as a member of the Committee in July 1997.

General

      It is the philosophy of the Committee to ensure that executive compensation is directly linked to continuous improvement in the Company's financial performance and stockholder value. The following objectives represent the underlying principles which support all compensation decisions:

* Allow the Company to attract and retain quality professional talent among its executive officer group by establishing executive compensation that is competitive within its industry peer group.

* Integrate compensation practices that promote the successful execution of the Company's long-term plans and goals.

* Encourage Company stock ownership by its executive officers and enhance stockholder value through periodic stock option awards or other stock-based compensation arrangements.

      Executive compensation is reviewed on an annual basis by the Committee in conjunction with an analysis of each individual's performance. In addition, corporate performance is evaluated in a manner to ensure that compensation levels support the continued focus on increasing profitability and stockholder value. Conversely, in periods when corporate performance goals are not achieved, the Committee may decrease the level of overall individual compensation.

      The Committee also reviews independent compensation survey information from national and regional organizations that report compensation practices and salary levels for various executive positions at comparably sized companies that operate in similar lines of businesses of the Company.

Salaries and Bonuses

      The Committee's policy is to determine salaries and to award discretionary bonuses to key employees each year based on their individual performance and the overall performance of the Company during the immediately preceding year. The Committee's review of individual performance of an executive is largely a subjective test; the Committee considers the potential of the individual executive and the executive's performance in his or her position. In addition, the Committee consults with financial and other professionals who have experience with respect to the compensation levels of executives at comparably sized companies that operate in similar lines of business as the Company. These professionals also utilize relevant independent compensation surveys for executive positions at comparably sized companies. Salaries for the Company's executives generally fall near the mean of salaries for similarly-situated companies.

      The Compensation Committee generally uses different criteria in determining each of the three components of an executive's compensation; base salary, options and bonuses. To determine the base salary, the Compensation Committee reviews the executive's past performance and prospects for future performance and establishes a fair and equitable base salary. The Compensation Committee rewards long-term performance through the granting of stock options. The Committee believes that the issuance of stock options provides an incentive to executives to increase the overall long-term financial performance of the Company. Cash bonuses are used to reward the short-term accomplishments of specific executives for favorable performance of the business units under their management. In granting bonuses, the Compensation Committee reviews recommendations from management, the executive's current base salary and the overall financial condition of the Company.

Stock Options

      The Committee utilizes the 1991 Plan as a long term stock incentive plan to compensate executives based on the Company's long term growth. Since the option price on options granted under the 1991 Plan can not be less than the fair market value on the date of the grant, the Committee believes that this provides the Company's executives with the incentive to increase the Company's earnings and increase stockholder value.

Fiscal 1997 Compensation Concerning Chief Executive Officer

      The Compensation Committee believes that the CEO's compensation should be influenced by the performance of the Company. For fiscal 1997, the Committee recommended and the Board approved maintaining Mr. Clemente's base salary at $150,000. Mr. Clemente's salary rate, which is generally lower than compensation for CEO's of comparably sized companies, reflects the current overall financial performance of the Company.

Compensation Committee Interlocks and Insider Participation

      Both members of the Compensation Committee are Directors. There were no interlocks of executive officers or Board Members of the Compensation or equivalent Committee of another entity which has any executive officers serving on the Compensation Committee of the Company. No executive officer of the Company serves as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company. No executive officer of the Company served as a member of the Compensation Committee of another entity, one of whose executive officers served as a director of the Company. See also "Certain Relationships and Related Transactions" herein.

      Presented by: The Compensation Committee of the Board of Directors
                    Gregory Adamczyk
                    Rocco Pollifrone

Company Performance

      The following graph depicts a five (5) year comparison of cumulative total returns, assuming $100 was invested on September 30, 1993 in (a) Secom's Common Stock; (b) the NASDAQ Stock Market -- U.S. (as a broad equity market index) and (c) the NASDAQ non-financial index (as a peer group index utilizing a published industry index).

                            [ Performance Graph ]

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN(1)
      AMONG SECOM GENERAL CORPORATION, THE NASDAQ STOCK MARKET -- U.S. INDEX
                       AND THE NASDAQ NON-FINANCIAL INDEX

                                                        09/92   09/93   09/94   09/95   09/96    09/97
                                                        -----   -----   -----   -----   -----    -----
Secom General Corporation (SECM) ....................    100     71.43   68.57   71.43   62.86   53.57
Nasdaq Stock Market -- U.S. (INAS) ..................    100    130.98  132.06  182.41  216.45  297.14
Nasdaq Non-Financial Index (INNF) ...................    100    130.20  129.47  180.46  210.70  282.98

----------------
(1) 100% invested on 09/30/93 in stock or index -- including reinvestment of dividends. Fiscal year ending September 30.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten (10%) percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and NASDAQ. Officers, directors and greater than ten (10%) percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, from October 1, 1996 through September 30, 1997 (the fiscal year), all filing requirements applicable to its officers, directors, and greater than ten (10%) percent beneficial owners were met, with the exception of a late filing of a Form 4 for Mr. Eidemiller reporting one (1) transaction.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Prior to January 1997, Robert Clemente served in an "Of Counsel" capacity to the law firm of Hardy, Lewis & Page, PC and thereafter has served in such capacity to the law firm of Munro & Munro, PC. During fiscal 1997, both law firms were retained by the Company for professional legal services required in the normal course of business. Mr. Clemente does not receive any portion of the fees paid by the Company to either law firm. In addition, Mr. Clemente provided legal services to MST Steel Corp., which is owned by Orville (Ken) Thompson, and to Future Planning Corp., and Forward Planning Corp., whose principal owners and officers are Gregory Adamczyk and Rocco Pollifrone.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Board recommends a vote "FOR" the election of Robert A. Clemente, Gregory Adamczyk, Rocco Pollifrone, Richard Thompson, Orville K. Thompson and David J. Marczak as Directors of Secom. Proxies solicited by Management will be so voted unless stockholders direct otherwise in their Proxies.

Vote Required

      Under provisions of the Delaware General Corporation Law, the election of Secom's Directors requires a plurality of the votes represented in person or by proxy at the meeting.

Effect of Abstention

      A stockholder who abstains from voting on the election of Directors will be included in the number of stockholders present at the meeting for the purpose of determining whether a quorum exists for the conduct of business. However, an abstention with respect to the election of Directors will not be counted either in favor of or against the election of the nominees.

Effect of Broker Non-Vote

      Brokers holding shares for the account of their clients may vote such shares either in the manner directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies which are voted by brokers on at least one but not all of the proposals are referred to as "broker non-votes." Broker non-votes will be included in determining the presence of a quorum. However, a broker non-vote is not treated as present and entitled to vote and will therefore have no impact on the outcome of the election of directors.

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                                OTHER MATTERS

      As of the date of this Proxy Statement, the Board knows of no other matters which may properly be, or are likely to be, brought before the meeting. However, if any matters are properly brought before the meeting, the persons named in the enclosed Proxy will vote the shares subject to Proxy as the Board of Directors may recommend.

      The Annual Meeting presentation will include an address by the Chairman, President and CEO, Robert A. Clemente. A general discussion period will follow, at which time stockholders will have an opportunity to ask questions about the Company's business and operations.

Relationship with Independent Accountant

      The Company has selected the accounting firm of Deloitte & Touche LLP ("Deloitte") as its independent certified public accountants for the fiscal year ending September 30, 1998. Deloitte has reported on the Company's financial statements for the years ended September 30, 1997, 1996 and 1995, which are included in the Annual Report mailed with this Proxy Statement. Audit engagement services are approved annually by the Board. Representatives of Deloitte are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and respond to appropriate questions.

Proposals for 1999 Annual Meeting

      If a stockholder desires to submit a proposal for consideration at the next Annual Stockholders Meeting and would like to have the proposal submitted on Secom's proxy statement and form of proxy, such proposal must be received by Secom no later than September 23, 1998 or 120 days before mailing of the Proxy Statement for the next Annual Stockholders meeting, whichever is later. The Company anticipates that it will hold its next Annual Stockholder Meeting in March, 1999.

Annual Report and Form 10-K

      All Stockholders of record on January 19, 1998 have been sent, or are concurrently being sent, a copy of the Company's 1997 Annual Report to Stockholders, which contains audited financial statements for the fiscal year ended September 30, 1997.

      A copy of Secom's Annual Report on Form 10-K for the fiscal year ended September 30, 1997 that was filed with the Securities and Exchange Commission may be obtained without charge (except for exhibits to that Form 10-K, which will be furnished upon payment of Secom's reasonable expenses in furnishing those exhibits). To obtain a copy of the 1997 Form 10-K, please send a written request to Secom General Corporation, Investor Relations, 46035 Grand River Avenue, Novi, Michigan 48374.

                                     By Order of the Board of Directors,

                                     /s/David J. Marczak
                                     --------------------
                                         David J. Marczak
                                         Secretary

Novi, Michigan
January 28, 1998

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                          SECOM GENERAL CORPORATION
                 PROXY CARD FOR ANNUAL MEETING MARCH 19, 1998

The undersigned hereby appoints Robert A. Clemente and David J. Marczak or any one of them acting in the absence of the others, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Secom General Corporation, a Delaware corporation (the "Company"), to be held at the Novi Double Tree Hotel, 27000 Sheraton
Drive, Novi, Michigan 48377, at 10:00 a.m. local time on March 19, 1998, and at any adjournment or adjournments thereof, and to vote all shares of stock of the Company standing in the name of the undersigned, with all of the powers the undersigned would possess if personally present at such meeting.

1. Election of Directors      [ ] FOR      [ ] WITHHELD
                              Nominees: Robert A. Clemente, Gregory Adamczyk,
                              Rocco Pollifrone, Orville K. Thompson,
                              Richard Thompson and David J. Marczak

                              For all of the above, except vote withheld for the following nominee(s):

                              _______________________________________________

2. Such other business as may properly come before the meeting or any adjournment thereof.

        MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE
                     APPROVAL OF THE FOREGOING PROPOSALS.

                              (See reverse side)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

You do not need to submit this Proxy unless you want to revoke a previously submitted Proxy and change your vote. This Proxy is solicited on behalf of the Board of Directors of the Company and unless otherwise so specified, will be voted in favor of the nominees set forth herein.

                                           Date: ____________________________


                                           __________________________________
                                                        Signature

                                           __________________________________
                                                        Signature

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.